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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 7, 2003


                                AEROPOSTALE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





           DELAWARE                  001-31314                  31-1443880
 (State or other jurisdiction    (Commission File             (IRS Employer
     of incorporation)                Number)                Identification No.)




               1372 BROADWAY, 8TH FLOOR, NEW YORK, NEW YORK 10018
          (Address of Principal Executive Offices, including Zip Code)




                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits

                 Exhibit No.          Description

                    99.1   Press Release dated May 7, 2003

ITEM 9.     REGULATION FD DISCLOSURE.
            On May 7, 2003, Aeropostale, Inc. (the "Company") issued a press release announcing the Company's April 2003 sales. A copy of this press release is attached hereto as Exhibit 99.1.




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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   Aeropostale, Inc.




                                   /s/  Michael J. Cunningham
                                   --------------------------
                                   Michael J. Cunningham
                                   Senior Vice President-Chief Financial Officer

Dated: May 7, 2003